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                                                                    Exhibit 10.1


                    SEVENTH AMENDMENT TO THE CREDIT AGREEMENT

                  SEVENTH AMENDMENT, dated as of July 31, 2000 (this "Amendment"), among THE BON-TON DEPARTMENT STORES, INC. and THE BON-TON STORES OF LANCASTER, INC. (collectively, the "Borrowers"), the other Credit Parties party to the Credit Agreement referred to below, the Lenders party to such Credit Agreement and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (in such capacity, the "Agent"), Collateral Agent (in such capacity, the "Collateral Agent") and Lender.

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto have entered into that certain Credit Agreement, dated as of April 15, 1997 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement," and capitalized terms defined therein and not otherwise defined herein are used herein as therein defined); and

                  WHEREAS, the Borrowers desire to have the Lenders amend certain provisions of the Credit Agreement; and

                  WHEREAS, the Lenders have agreed to such amendments upon the terms and subject to the conditions provided herein;

                  NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment. The Lenders, the Agent, the Borrowers and the other Credit Parties hereby agree to the following amendment to the Credit
Agreement:

         (a) (i) the word "and" immediately preceding the first clause (iii) of the definition of "Fixed Asset Availability" in Annex A to the Credit Agreement is hereby deleted and a comma inserted in lieu thereof and (ii) the first clause
(iii) of such definition is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

         "(iii) from March 1, 1999 through and including July 31, 2000, up to 33 1/3% of Maximum Fixed Asset Availability and (iv) from August 1, 2000 and thereafter, up to 50% of Maximum Fixed Asset Availability".

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         (b) Section 6.8 of the Credit Agreement is hereby amended by inserting the following phrase at the end of clause (g) thereof: ", or any sales permitted under Section 6.12".

         (c) Section 6.12 of the Credit Agreement is hereby amended by (i) adding "(a)" immediately after the phrase "other than" and (ii) adding at the end thereof the phrase "(b) the Real Estate located at 8 Galleria Mall, York, Pennsylvania and 600 Mt. Zion Road, York, Pennsylvania, up to a maximum of $15,000,000 in the aggregate and (c) up to an additional $15,000,000 in the aggregate of other assets of the Credit Parties not covered under clauses (a) and (b) hereof."

         (d) Section 6.18 of the Credit Agreement is hereby amended by deleting the phrase "would exceed $25,000,000" and replacing it with the phrase "would exceed $30,000,000".

  Section 2. Consent. The Requisite Lenders hereby consent to Bon-Ton's creation of a wholly-owned Subsidiary (the "Insurance Subsidiary") to act as a captive reinsurance company for the sole purpose of providing an insurance program to the holders of its Bon-Ton branded credit cards (the "Insurance Program"). None of the Credit Parties may transfer any assets to the Insurance Subsidiary other than for organizational capital and expenses not to exceed $1,000,000 in the aggregate. The Insurance Subsidiary may not engage in any business (other than providing the Insurance Program) or incur any Indebtedness (other than in connection with the Insurance Program).

  Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received counterparts of this Amendment executed by each Borrower, each Credit Party, the Agent and the Requisite Lenders or, as to the Requisite Lenders, advice satisfactory to the Agent that the Requisite Lenders have executed this Amendment.

  Section 4. Representations and Warranties. The Borrowers and the other Credit Parties hereby jointly and severally represent and warrant to the Lenders and the Agent as follows:

         (a) After giving effect to this Amendment, each of the representations and warranties in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein not prohibited by the Credit Agreement.

         (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

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         (c) The execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

         (d) This Amendment has been duly executed and delivered by each Credit Party and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against them in accordance with its terms.

  Section 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except to the extent amended hereby, the provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

  Section 6. Costs and Expenses. The Borrowers agree to pay on demand all costs, fees and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

  Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

  Section 8. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                                           BORROWERS:

                                           THE BON-TON DEPARTMENT STORES, INC.


                                           By: /s/ H. Todd Dissinger
                                           ________________________________
                                           Name:  H. Todd Dissinger
                                           Title: Treasurer

                                           THE BON-TON STORES OF LANCASTER, INC.


                                           By: /s/ Robert E. Stern
                                           ________________________________
                                           Name:  Robert E. Stern
                                           Title: Secretary/Treasurer

                                           OTHER CREDIT PARTIES:

                                           THE BON-TON STORES, INC.

                                           By: /s/ H. Todd Dissinger
                                           ________________________________
                                           Name:  H. Todd Dissinger
                                           Title: Treasurer

                                           THE BON-TON CORP.

                                           By: /s/ Robert E. Stern
                                           ________________________________
                                           Name:  Robert E. Stern
                                           Title: Secretary


                                           THE BON-TON NATIONAL CORP.

                                           By: /s/ Robert E. Stern
                                           ________________________________
                                           Name:  Robert E. Stern
                                           Title: Secretary


                                           THE BON-TON TRADE CORP.

                                           By: /s/ Robert E. Stern
                                           ________________________________
                                           Name:   Robert E. Stern
                                           Title:  Secretary

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AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Charles D. Chiodo
_________________________________
Name:  Charles D. Chiodo
Title: Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ Mark J. Long
_________________________________
Name:   Mark J. Long
Title:  Vice President

FIRST UNION NATIONAL BANK

By: /s/ Joan Anderson
_________________________________
Name:  Joan Anderson
Title: Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ C. Gregory Vogelsang
_________________________________
Name:  C. Gregory Vogelsang
Title: Assistant Vice President

FOOTHILL CAPITAL CORPORATION

By: /s/ Michael P. Baranowski
_________________________________
Name:   Michael P. Baranowski
Title:  Vice President

FLEET BUSINESS CREDIT CORPORATION

By: /s/ John A. O'Kane
_________________________________
Name:  John A. O'Kane
Title: Senior Vice President

UNION BANK OF CALIFORNIA, N.A.

By: /s/ Albert R. Joseph
_________________________________
Name:   Albert R. Joseph
Title:  Vice President


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